UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): September 16, 1996




                      NORTH CAROLINA RAILROAD COMPANY
          (Exact name of registrant as specified in its charter)


                              North Carolina
              (State or other jurisdiction of incorporation)


     0-15768                               56-6003280
(Commission File Number)      (IRS Employer Identification No.)


3200 Atlantic Avenue
Suite 110
Raleigh, North Carolina                                  27604
(Address of principal executive offices)               (Zip Code)


                              (919) 954-7601
          (Registrant's telephone number, including area code)

                     This document contains 58 pages.



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                             Table of Contents




Item 5.  Other Events . . . . . . . . . . . . . . . . .  3

Item 7.  Financial Statements and Exhibits . . . . . . . 4


Signatures . . . . . . . . . . . . . . . . . . . . . . . 4



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Item 5.  Other Events

     Real Estate Investment Trust Election

     On September 16, 1996, the Registrant elected tax status as a Real Estate Investment Trust for the tax year ended December 31, 1995. Pursuant to that election, the Registrant declared a special cash dividend in the amount of $3.06 per share, payable on or about October 15, 1996, to holders of record of common stock at the close of business on September 27, 1996. The Registrant will address the issues regarding REIT qualification in future years at a later date, and the special dividend is not indicative of future dividends.

     Legal Proceedings

     On September 20, 1996, the Registrant filed an action against Norfolk Southern Corporation, including certain subsidiaries or affiliates (hereafter referred to collectively as "Norfolk Southern") in the Superior Court of Wake County of the State of North Carolina. The action seeks a declaratory judgment of the Registrant's property ownership and other rights and obligations of the parties arising out of the expiration of the Registrant's leases with Norfolk Southern, and seeks other claims and remedies.

     On September 23, 1996 the Registrant filed (i) a petition for interim relief and (ii) a petition to set trackage compensation before the United States Transportation Board ("STB") for the use of the Registrant's property by Norfolk Southern, STB Finance Docket No. 33134. The petition for interim relief seeks an order requiring Norfolk Southern to pay rental on a temporary basis in the amount of $680,700 monthly pending a final adjudication or other resolution of the Registrant's state court claims and the Registrant's petition to the STB to set trackage compensation. Information about negotiations with Norfolk Southern has been disclosed by the Registrant in prior reports to the Securities and Exchange Commission.

     The foregoing is only a summary of the claims made by the Registrant and the reader should refer to the complaint and petitions filed by the Registrant, which are hereby incorporated herein in their entirety. The Registrant believes that litigation against Norfolk Southern will be both protracted and difficult. Legal fees and expenses associated with the litigation could exceed several million dollars. In addition, Norfolk Southern may respond to the Registrant's legal action by seeking permission from the STB to abandon all or part of the Registrant's line or Norfolk Southern may seek to divert railroad traffic from the Registrant's railroad line. There can be no assurance as to the amount or timing of


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rental payments if compensation is set by the STB, or that the outcome of the litigation before the courts or the STB will be favorable to the Registrant.


Item 7.  Financial Statements and Exhibits

     c.  Exhibits

                             Index to Exhibits


          Exhibit        Item


          99.1 Complaint, Civil Action No. 96-CVS-09519, filed on September 20, 1996 in the Superior Court of Wake County, North
                         Carolina.

          99.2 Petition to Set Trackage Compensation and Petition for Interim Relief, filed on September 23, 1996 before the United States Surface Transportation Board, Finance Docket No. 33134.



                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              NORTH CAROLINA RAILROAD COMPANY



Date:  October 2, 1996        By:/s/ John M. Alexander, Jr.
                                 John M. Alexander, Jr.
                                 Secretary and Director



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